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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549
                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934
                              ____________________


                                NOVEMBER 14, 2002
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                               THEGLOBE.COM, INC.

             (Exact name of registrant as specified in its charter)


            DELAWARE                      0-25053                   14-1781422

(State or other jurisdiction of   (Commission File Number )     (I.R.S. Employer
incorporation or organization)                            Identification Number)


                           110 EAST BROWARD BOULEVARD
                                   14TH FLOOR
                            FORT LAUDERDALE, FL 33301
                    (Address of principal executive offices)

                                 (954) 769-5900
              (Registrant's telephone number, including area code)

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Item  9.  Regulation  FD  Disclosure.

On November 14, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Form 10-Q") with the Securities and Exchange Commission. Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the certifications of the Chief Executive Officer, Michael S. Egan, and the Chief Financial Officer, Robin
M.  Segaul,  of  the  Registrant  accompanied  the  Form  10-Q.

The certifications submitted by Mr. Egan and Ms. Segaul are attached hereto as Exhibits 99.1 and 99.2, respectively.

The information contained in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November  14,  2002


                                                 theglobe.com,  inc.


                                                 By: /s/
                                                     ---------------------------
                                                         Michael S. Egan
                                                         Chief Executive Officer

                                                 By: /s/
                                                     ---------------------------
                                                         Edward A. Cespedes
                                                         President

                                                 By: /s/
                                                     ---------------------------
                                                         Robin M. Segaul
                                                         Chief Financial Officer


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Exhibit  Index


Exhibit  Number
---------------

99.1 Certification by Chief Executive Officer of the Registrant Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.2 Certification by Chief Financial Officer of the Registrant Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


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